PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 9, 2025
to Prospectuses and Updating Summary Prospectuses dated May 1, 2025

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus (“Prospectus(es)”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. Please check “Appendix A – Portfolios Available Under the Annuity” in your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.

Investment Option Update
This Supplement is to inform you that there were changes to variable investment options available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

NVIT Fidelity Institutional AM® Emerging Markets Fund – Portfolio Fee Change
Effective July 1, 2025 (the “Effective Date”), the Current Expenses listed in the table in “Appendix A - Portfolios Available Under the Annuity” were restated as shown below. The Fund Type, Advisor/Subadvisors and Average Annual Total Returns appearing in Appendix A for the Portfolio are not changed.
Portfolio	Current Expenses
NVIT Fidelity Institutional AM® Emerging Markets Fund - Class D♦	1.42%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

AST Core Fixed Income Portfolio and AST Multi-Asset Diversified Plus Portfolio – Subadvisor Removal
Effective July 1, 2025 (the “Effective Date”), the following revisions were made to the table in “Appendix A – Portfolios Available Under the Annuity” to reflect changes to the Subadvisors for the Portfolios.

Portfolio	Subadvisor Removal
AST Core Fixed Income Portfolio	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Multi-Asset Diversified Plus Portfolio	Systematica Investments Limited

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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